Parnassus Fund	(PARNX	)
Parnassus Workplace Fund	(PARWX	)
Parnassus Small-Cap Fund	(PARSX	)
Parnassus Mid-Cap Fund	(PARMX	)

T H E    P A R N A S S U S    F U N D S

May 8, 2006

DEAR SHAREHOLDER:

As of March 31, 2006, the net asset value per share (NAV) of the Parnassus Fund was $34.08, so the total return for the quarter was 7.58%. This compares to a gain of 4.21% for the S&P 500 Index, 6.38% for the Nasdaq Composite Index and 5.32% for the average multi-cap core fund followed by Lipper, Inc. For the second quarter in a row, we outperformed all three indices. Our performance was not very good from mid-2003 to mid-2005, so it’s good to see that we’ve bounced back after two years in the doldrums. Don’t worry about my becoming overconfident after six months of good performance. I’m well aware that I have a lot to make up for, and I’m working hard to keep this recent string of good performance going into the future.

Below is a table comparing the Parnassus Fund with the S&P 500, the Nasdaq and the Lipper Multi-Cap Core Average over the past one-, three-, five- and ten-year periods. You’ll notice that because of our strong recent performance, we are ahead of the S&P 500 for the one-year period, but we still lag for the three- and five-year periods. We are ahead, though, of both the S&P and the Nasdaq for the ten-year period.

Average Annual Total Returns for periods ended March 31, 2006	One Year	Three Years	Five Years	Ten Years
THE PARNASSUS FUND	13.05%	10.48%	1.25%	9.06%
S&P 500 Index	11.73%	17.22%	3.97%	8.95%
Lipper Multi-Cap Core Average	14.56%	18.74%	5.30%	9.35%
Nasdaq Composite Index	18.03%	21.11%	5.48%	8.27%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect

The Parnassus Funds • March 31, 2006        1

the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total return figures.

[1]	Composition and sector weightings are based on total investments, rather than net assets, and exclude short-term securities received as collateral from securities lending. Sector distribution and portfolio characteristics are subject to change.

2        The Parnassus Funds • March 31, 2006

Analysis

Ten stocks accounted for most of our gain during the quarter, with each one adding at least 10¢ to the value of a Parnassus share. Only two issues had a negative impact of 10¢ or more on the NAV.

St. Jude Medical, a manufacturer of heart pacemakers and defibrillators, dropped 13.1%, sinking from our average cost of $47.19 to $41.00 by the end of the quarter for a loss of 18¢ per Parnassus share. Sales of cardiac devices were lower than expected, and this caused the drop in the share price. We continue to like the company’s long-term prospects.

Amgen, the nation’s largest biotechnology company, cost the Fund 12¢ on the NAV, as its stock dropped 8.0% from $79.04 to $72.75. Concern about lower reimbursement rates for its drugs was the major reason why the stock moved lower. The Roche Group of Basel, Switzerland is bringing out a new drug that would compete with Epogen, Amgen’s drug to fight anemia. We still like Amgen and we’ll continue to hold the stock.

Turning to the winners, we see that Cisco was the best-performing stock, contributing 37¢ to the NAV. It soared from $17.23 to $21.67 for a gain of 25.8%. The stock price was depressed at the beginning of the quarter, and strong demand for networking products moved the issue higher.

Plantronics, the maker of advanced headsets, saw its stock climb from $28.30 to $35.43 for an increase of 25.2% and a contribution of 20¢ to each Parnassus share. Plantronics recently introduced a new Bluetooth headset, and this has helped both sales and earnings.

Integrated Device Technology (IDT), a specialized semiconductor manufacturer, contributed 18¢ to the NAV, as its stock rose 12.7% during the quarter from $13.19 to $14.86. IDT recently merged with Integrated Circuit Systems (ICS), a designer and marketer of electronic clock chips for computers. Previously, ICS outsourced its manufacturing, but now its clock chips will be made in IDT’s factory which had been running at only 60% of capacity. The factory is now running closer to capacity, and this should help earnings. IDT also produces semiconductors that it sells to Cisco for its networking equipment, and IDT has prospered from the same increase in networking demand that helped Cisco.

Mentor Graphics, a producer of software used in designing semiconductor chips, added 16¢ to the NAV, as its stock price increased 9.9% from $10.29 at the beginning of the quarter to $11.31 at the time we sold it. Mentor had strong orders in the fourth quarter, especially for its Calibre software tool, so this moved the stock higher. We did not think that this increase in orders was sustainable, so we sold the stock. The share price drifted down after we sold it, finishing at $11.05 at the end of the quarter.

The Parnassus Funds • March 31, 2006        3

International Rectifier Corporation, a supplier of integrated circuits for use in power management (called MOSFETs), added 15¢ to the NAV, as its stock advanced 18.9%, going from $32.30 to $38.40 where we sold it. The company’s financial performance will probably improve because it plans to stop making its barely-profitable commodity chips in favor of more advanced ones used in television sets, flat-panel displays and hybrid automobiles. Although sales of these newer MOSFETs are increasing, we were concerned about costs climbing much higher in the future as it started construction on a new factory.

Agere, a semiconductor firm that makes chips for disk drives and telecommunications, contributed 15¢ to each Parnassus share, as its stock rose 15.4% from $13.03 to $15.04. Demand increased late last year for disk drives and communications chips which helped the company’s sales. The company also instituted a cost-cutting program.

Radisys Corporation, a manufacturer of embedded computers, gained 12¢ on the NAV, as its stock moved up 12.0% from $17.73 to $19.85. The company has developed a new telecommunications technology (ATCA) for use in wireless base stations, and this has improved its future prospects.

Pfizer, the world’s largest pharmaceutical company, added 11¢ to the NAV, as its shares gained 6.3%, going from $23.45 to $24.92. Earnings improved in the fourth quarter of 2005, and sales of Lipitor continue to be strong.

Vishay Intertechnology, a supplier of capacitors and MOSFETs (power management chips), saw a 9.8% increase in its stock price, going from $13.81 to $15.16 where we sold it, thereby adding 10¢ to the NAV. We sold the stock because our analysis showed that it was fully-valued. The stock drifted down to $14.24 by the end of the quarter.

Brooks Automation supplies equipment for use in controlling and monitoring the semiconductor manufacturing process. The company added 10¢ to each Parnassus share, as its stock increased 18.6% from $12.56 to $14.90 where we sold it before it fell back to $14.24 at the end of the quarter. Increased demand for its equipment for semiconductor fabricating plants improved its sales and earnings. However, we decided to sell the stock because we revised downward our assessment of the company’s future earnings power.

4        The Parnassus Funds • March 31, 2006

Outlook and Strategy

As this report is being written in April, the economy looks quite strong. Over 200,000 new jobs were created in March and the unemployment rate has dropped to 4.7%. Corporate earnings are strong and personal income is rising. This should all be positive for the stock market.

There are, however, a couple of negatives in the outlook. First of all, interest rates are increasing. The Federal Reserve has just raised the fed funds rate (overnight rate at which banks lend to each other) to 4.75%. This means that all short-term rates are higher. More importantly, long-term rates are moving up. When I wrote the last shareholder report in January, the yield on the 10-year Treasury note was 4.40%. It’s now at 5%—an enormous increase of 0.60%. This will mean higher borrowing costs and lower earnings for businesses. Higher mortgage rates will mean fewer houses built and less appreciation in home prices. It might even mean lower house prices in some parts of the country. It will also mean fewer opportunities for homeowners to refinance and obtain new cash to spend.

Also working against continued economic expansion is higher oil prices—now around $70 a barrel. Surprisingly, higher oil prices have not done much visible damage to the economy, but there may be a delayed effect.

Finally, we are moving into the stock market’s weak season: the May-to-October period when share prices do not do as well as the rest of the year. This does not mean stocks will necessarily go down, but it does mean they tend to do less well than in the November-to-April period.

Given this situation, I plan to manage the Fund somewhat more cautiously than in the first quarter. You will notice that most of the gains so far this year have come from the strong performance of our technology shares. Technology tends to be more volatile than other areas of the economy. For that reason, I plan to reduce our exposure to that sector. I don’t plan to sell all our technology shares or even most of them. I do, however, plan to sell off some of the more volatile ones and invest in more stable companies.

The Parnassus Funds • March 31, 2006        5

THE PARNASSUS WORKPLACE FUND

As of March 31, 2006, the NAV of the Parnassus Workplace Fund was $16.31, so the total return for the quarter was 5.29% compared to 4.21% for S&P 500 Index and 5.32% for the average multi-cap core fund followed by Lipper, Inc. For the quarter, then, we beat the S&P, but we were slightly behind the Lipper average. This marks the second quarter in a row that the Workplace Fund has outperformed the S&P.

Unfortunately, this was not enough to outperform the S&P for the period since inception (April 29, 2005). As you can see from the table below, the Fund has gained only 9.08% since inception compared to 11.93% for the S&P. The reason for this underperformance is that the Fund had about 70% of its assets in cash until the beginning of the fourth quarter last year. We wanted to invest our assets slowly and carefully, but our timing was not good. April proved to be the low point for the stock market in 2005, and stocks moved higher while we were on the sidelines in cash. We have, however, beaten the S&P and the Lipper average for the six-month period when we’ve had most of our assets invested.

Below is a table that compares the Parnassus Workplace Fund with the S&P 500 Index and the Lipper Multi-Cap Core Average.

Average Annual Total Returns for periods ended March 31, 2006	Quarter Ended March 31, 2006	Six Months Ended March 31, 2006	Since Inception on April 29, 2005
PARNASSUS WORKPLACE FUND	5.29%	8.07%	9.08%
S&P 500 Index	4.21%	6.38%	11.93%
Lipper Multi-Cap Core Average	5.32%	7.82%	17.70%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

6        The Parnassus Funds • March 31, 2006

Six stocks helped us beat the S&P for the quarter with each one adding 6¢ or more to the NAV. Only three companies caused a loss of 6¢ or more for each Parnassus share.

Affymetrix, Inc. develops and manufactures DNA chip technology that analyzes genetic information to help diagnose and treat diseases. Their Gene Chip system is used by the government, universities, research institutions and corporations for research and development. Its stock price dropped 8.1% from our average cost of $35.85, where we bought it during the quarter, to $32.93 at the end of the period. The drop had a negative impact of 9¢ per fund share. Sales of its equipment have slowed down because of limits placed on research budgets, and the company also had some performance problems with one of its machines. The company says that it has fixed the performance problem and sales should improve.

Intel started the year at $25.07 per share, then dropped to $21.16 where we bought the stock, then finished the quarter at $19.46—down 8.0% from our purchase price. This caused a loss of 7¢ per fund share. Although Intel still dominates the market for microprocessors that run servers and personal computers, Advanced Micro Devices (AMD) is making its strongest challenge yet to Intel with a line of microprocessors that in some instances outperform those of Intel. AMD appears to be gaining market share at Intel’s expense. Intel’s stock has dropped a third from the low 30s to about $19, which makes it an absolute bargain. Even though Intel has some difficulties right now, I expect it to introduce a new line of microprocessors late this year that will compare favorably with those of AMD. If this happens, Intel’s stock should return into the 30s. We think that now is an excellent time to invest in Intel.

The J.M. Smucker Company makes jam and other grocery products. Its stock dropped 11.5% during the quarter, going from $44.35 to $39.70 and costing the NAV 6¢. The company is a great place to work (#8 on Fortune’s 100 Best Places to Work), but recently, business conditions have been tough. While sales of jams and jellies are fine, sales of baking products and cooking oils are stagnate because of tough competition. The stock was in the low 50s in May of 2005 and it now trades at under $40 a share, a real bargain in my opinion.

Fortunately, we had many more winners than losers during the quarter. Cisco Systems contributed the most to the portfolio with a contribution of 17¢ to each fund share. Because of strong demand for networking equipment, Cisco’s stock climbed 25.8% from $17.23 to $21.67.

The best-performing stock in the portfolio was Baldor Electric, the maker of electric motors based in Ft. Smith, Arkansas. (Cisco’s shares didn’t go up as much, but we owned more of its shares, so it contributed more to the NAV.) Baldor’s stock soared 31.7% from $25.71 to $33.87, while contributing 13¢ to the NAV. Sales of motors and drives have increased substantially due to the strong economy.

The Parnassus Funds • March 31, 2006        7

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

We profiled the company in last quarter’s shareholder report. Baldor is not only a great place to work, but it has made a substantial contribution to the environment with its energy-efficient “Super-E” motors. R.S.”Rollie” Boreham led the company as chief executive officer for over 30 years. He was responsible for the company’s humane culture and its tradition of corporate social responsibility. I was very impressed with his generosity as a human being when I visited the company in Ft. Smith.

I am sad to report that Rollie died in February of natural causes. He was a personal friend of mine and also a Parnassus shareholder. The company will miss him dearly, but he leaves behind an excellent management team.

Plantronics, the maker of advanced headsets, added 11¢ to the NAV, as its stock climbed 25.2%, rising from $28.30 to $35.43. The company recently introduced a new Bluetooth headset which has boosted both sales and earnings.

The WD-40 Company, maker of household products, contributed 10¢ to each Parnassus share as its stock went up 15.8% from $26.65 to $30.85. Sales of new products increased both sales and earnings.

Nokia, the Finland-based phone company, added 8¢ to the NAV, as its stock went from $18.48 to $20.72 for a gain of 12.1%. Strong sales of cell phones moved the issue higher.

Canon, the Japanese electronics concern, added 6¢ to the NAV, with its stock going up 11.9% from $59.03 to $66.05. Strong sales of both digital cameras and copiers moved the stock higher.

8        The Parnassus Funds • March 31, 2006

THE PARNASSUS SMALL-CAP FUND

As of March 31, 2006, the NAV of the Parnassus Small-Cap Fund was $17.78, so the total return for the quarter was 12.82%. This compares to a return of 13.95% for the Russell 2000 Index and 12.07% for the average small-cap core fund followed by Lipper, Inc. For the quarter, then, we underperformed the Russell Index, but we beat the Lipper average.

For the six months ended March 31, 2006, the Small-Cap Fund is ahead of both the Russell 2000 and the Lipper average. Unfortunately, we are behind both indices since inception as the table below indicates. The reason is that the Fund was mostly in cash until the fourth quarter of 2005. Our intentions were good, since we invested slowly and carefully from the outset, but our timing was unfortunate. Smaller stocks raced higher, while we were relatively flat since most of our assets were in cash. As the table below shows, we outperformed both indices over the last six months which is the period we had most of our assets invested. In any case, our return of 21.44% since inception on April 29, 2005 is still excellent in absolute terms even though it’s not as good as the small-cap indices which have been racing ahead. Below is a table that compares our performance with that of the Russell 2000 and the Lipper average.

Average Annual Total Returns for periods ended March 31, 2006	Quarter Ended March 31, 2006	Six Months Ended March 31, 2006	Since Inception on April 29, 2005
PARNASSUS SMALL-CAP FUND	12.82%	18.91%	21.44%
Russell 2000 Index	13.95%	15.26%	32.06%
Lipper Small-Cap Core Average	12.07%	13.43%	30.40%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The Parnassus Funds • March 31, 2006        9

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

Five companies contributed 12¢ or more each to the value of the fund shares. These stocks made the most significant contribution to the quarter’s strong performance. Two companies are involved in telecommunications, one is a semiconductor firm, one is an insurance company and one is an electronics firm.

Ciena Corporation makes optical networking equipment for use in telecommunications networks. The stock contributed 23¢ to each fund share, as it soared 29.9% from our average cost of $4.01 when we bought it during the quarter to $5.21 at the end. Telecommunications companies overbuilt their networks in the late 90’s, and as a result made little investment until usage picked up. Network traffic is now approaching capacity, so telecommunications service providers are now investing again and buying products from Ciena.

Plantronics, a maker of advanced headsets, added 15¢ to the NAV as its stock climbed 25.2% from $28.30 to $35.43. Sales and earnings have improved due to the company’s introduction of a new Bluetooth headset.

10        The Parnassus Funds • March 31, 2006

The Tower Group provides property and casualty insurance to small businesses that are not well served by other carriers. It added 13¢ to the NAV as its stock rose 23.4% from $18.72 when we bought it during the quarter to $23.10 at the end of the quarter. The company has been growing quickly because of small business demand for its insurance and a recent transaction that gave it more access to capital.

J2 Global Communications provides internet-based messaging and communications service including converting faxes into e-mail. The stock climbed 11.3% from $42.23 when we bought it during the quarter to $47.00 at the end of the quarter for a gain of 13¢ on the NAV. The company is growing quickly due to demand for its communications services.

Lattice Semiconductor designs and markets specialized semiconductors called programmable logic devices that are used for communications and computers. The stock added 12¢ to each fund share, as it climbed an amazing 47.7% from $4.32 to $6.38 where we sold it. Lattice announced that its growth in revenue had increased because of new orders for its semiconductor designs. We sold the stock because we think it is now fully-valued and investors are expecting growth that the company will not achieve.

No company dropped enough in value to cost the Fund 12¢ or more. Affymetrix did the most damage, costing us 10¢ per share, as the stock dropped 8.9% from $36.14, where we bought it during the quarter, to $32.93 at the end of the period. See the information on Affymetrix in the Workplace Fund discussion for the details.

The Parnassus Funds • March 31, 2006        11

THE PARNASSUS MID-CAP FUND

As of March 31, 2006, the NAV of the Parnassus Mid-Cap Fund was $16.58, so the total return for the quarter was 8.37%. This compares to a return of 7.63% for the S&P MidCap 400 Index and 6.89% for the average mid-cap value fund followed by Lipper, Inc. This is the second straight quarter that we have outperformed both indices. Unfortunately, we are still substantially behind the indices for the period since inception on April 29, 2005. Because we made a decision at the outset to invest slowly and carefully, the Fund was mostly in cash until the fourth quarter of 2005. During this period from inception to the end of the third quarter, our return was almost flat while the S&P MidCap Index gained 16.73%. However, we have outperformed the indices for the last six months, which is the period when most of our assets were invested in stock. Below is a table comparing the returns of the Fund with those of the S&P MidCap Index and the Lipper Mid-Cap Value Average.

Average Annual Total Returns for periods ended March 31, 2006	Quarter Ended March 31, 2006	Six Months Ended March 31, 2006	Since Inception on April 29, 2005
Parnassus Mid-Cap Fund	8.37%	12.68%	11.85%
S&P MidCap 400 Index	7.63%	11.23%	25.18%
Lipper Mid-Cap Value Average	6.89%	8.84%	22.18%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P Midcap 400 is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

12        The Parnassus Funds • March 31, 2006

Seven companies each contributed 8¢ or more to the NAV, while only one company caused a loss of 8¢ or more. That company was St. Jude Medical which cost the Mid-Cap Fund 17¢, as its stock dropped 15.0% from $48.34, where we bought it during the quarter, to $41.00 at the end of the period. Weak sales of the company’s heart pacemakers and defibrillators caused the decline.

JDS Uniphase provides equipment for optical telecommunications networks as well as test and measurement equipment for those networks. The stock added 20¢ to each share of the Mid-Cap Fund, as its stock soared 31.1% from our average cost of $3.18 where we bought it during the quarter to $4.17 at the end of the period. After several years of low investment levels, telephone companies are now investing much more in their networks, and this has moved the stock higher.

Plantronics, the maker of advanced headsets, saw its stock rise 25.2%, going from $28.30 to $35.43, as it added 17¢ to the NAV. Sales and earnings improved as a result of the company’s new Bluetooth headset.

J2 Global Communications, provider of internet-based messaging and communication service, added 12¢ to the NAV, while its stock climbed 13.8% from our average cost of $41.31 to $47.00 at the end of the quarter. Strong growth based on higher demand for its communication service moved the stock higher.

Liz Claiborne, the women’s apparel-maker, saw its stock price increase 14.3% from $35.85 to $40.98, adding 11¢ to each fund share. Earnings exceeded expectations because of better cost control.

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

The Parnassus Funds • March 31, 2006        13

Waters Corporation rose 13.2% from $38.12 to $43.15, thereby adding 9¢ to the NAV. The company makes high performance liquid chromatography products used for analyzing the chemical composition of liquids and gases. Waters’ instruments are used for chemical and environmental testing as well as for research by pharmaceutical companies. We bought the stock when it was depressed because of concern over limits on research budgets, but sales of its products have not been affected.

Altera, the specialized semiconductor company, added 8¢ to each fund share, as its stock climbed 10.1% from $18.74 to $20.64. Strong sales to networking and communications companies moved the stock higher.

McCormick & Company makes and distributes spices, herbs, seasonings and other specialized food products. The company added 8¢ to the NAV, with its stock climbing 9.9% from $30.82 to $33.86. Price increases helped margins that had been depressed because of last year’s higher costs for raw materials.

Recent Developments Regarding Our Social Policy

The Parnassus Funds now have a policy of not investing in companies that do business in Sudan. The government of Sudan has engaged in acts so terrible that we can’t hold an interest in any company that operates there. Press accounts indicate that 300,000 people in the Darfur region of Sudan have been killed and two million have been displaced by government action to gain control of land containing oil-rich deposits. The current fundamentalist Islamic government overthrew the elected government, and when people from Darfur rebelled, the government bombed local villages while Arab militias attacked civilians. The people of Darfur are predominantly black.

Relatively few American companies operate in Sudan right now. A large percentage of the foreign companies operating in Sudan are European, such as French oil company Total and Alcatel, a French telecommunications firm that is making plans to purchase Lucent.

During the quarter, we sold our position in H&R Block, the tax return preparer, for social reasons. We had invested in the company because it had some positive social initiatives. For example, it had a program to help people apply for the earned income tax credit, a tax law provision that helps low-income people, many of whom were unaware of the provision. More recently, we learned of two other H&R Block businesses that exploit those same low-income people.

One business is the so-called “refund anticipation loans”—cash advances that the company arranges for customers, so they won’t have to wait the extra one to four weeks for a check from the federal government. In exchange for these loans, the company charges extraordinarily high interest rates, often well over 25% on an annualized basis. The California attorney-general is suing the company to shut down the program, alleging misrepresentation and exploitation of unsophisticated, low-income people.

14        The Parnassus Funds • March 31, 2006

On the other coast, New York Attorney-General Eliot Spitzer is suing the company for offering tax-preparation clients IRA accounts where the fees are higher than the amount the account earns. According to the suit, H&R Block failed to properly disclose the amount of the fees.

Turning to more positive developments, Johnson & Johnson’s Campaign for Nursing’s Future held a gala in Nashville, Tennessee, to honor the nursing profession with more than 400 health-care professionals attending. The event raised $350,000 for Tennessee nursing school grants, faculty fellowships and student scholarships.

Graef Crystal, a well-known expert on corporate compensation, complimented Pfizer for its policy of making full and clear disclosure of its executive compensation. Pfizer’s policy is in contrast to that of General Electric that hid much of the pre- and post-retirement compensation of Jack Welch. We only learned about many of Welch’s perks because of a bitter divorce battle. His wife, Jane Welch, filed court documents showing millions of dollars in compensation to Jack Welch that were never reported to shareholders.

The Gap has joined Product RED, a global effort supporting Africa, by bringing out a 100% African-made t-shirt that will be sold in its stores. A portion of the proceeds from sales of the t-shirt will benefit the Global Fund to Fight AIDS, Tuberculosis and Malaria.

New Intern

I am pleased to announce that Stephan Buu has joined us as an intern. He is a recent graduate in finance of HEC Montreal, a business school in Canada. His previous experience includes work in quantitative analysis at CTI Capital, an investment firm in Montreal, and as an assistant in the mortgage department of the National Bank of Canada. Stephan enjoys playing tennis and has volunteered at the Canadian Tennis Masters Series in Montreal.

Finally, I would like to thank all of you for investing in the Parnassus Mutual Funds.

Yours truly,

Jerome L. Dodson

President

The Parnassus Funds • March 31, 2006        15

THE PARNASSUS FUND

Summary Portfolio as of March 31, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
750,000	Cisco Systems Inc.	$16,252,500	$21.67	5.46%
205,000	Invitrogen Corp.	14,376,650	70.13	4.83%
350,000	Bed Bath & Beyond Inc.	13,440,000	38.40	4.52%
700,000	The Gap Inc.	13,076,000	18.68	4.39%
175,000	Amgen Inc.	12,731,250	72.75	4.28%
800,000	Integrated Device Technology Inc.	11,888,000	14.86	3.99%
190,000	Johnson & Johnson	11,251,800	59.22	3.78%
575,000	Intel Corp.	11,189,500	19.46	3.76%
650,000	Symantec Corp.	10,939,500	16.83	3.67%
325,000	Affymetrix Inc.	10,702,250	32.93	3.59%
260,000	St. Jude Medical Inc.	10,660,000	41.00	3.58%
140,000	3M Co.	10,596,600	75.69	3.56%
675,000	Agere Systems Inc.	10,152,000	15.04	3.41%
500,000	Radisys Corp.	9,925,000	19.85	3.33%
200,000	J2 Global Communications Inc.	9,400,000	47.00	3.16%
1,250,000	Credence Systems Corp.	9,175,000	7.34	3.08%
250,000	Plantronics Inc.	8,857,500	35.43	2.98%
350,000	Petco Animal Supplies Inc.	8,249,500	23.57	2.77%
325,000	Pfizer Inc.	8,099,000	24.92	2.72%
250,000	K-Swiss Inc.	7,535,000	30.14	2.53%
224,000	Invacare Corp.	6,957,440	31.06	2.34%
175,000	eBay Inc.	6,825,000	39.00	2.29%
150,000	Cymer Inc.	6,816,000	45.44	2.29%
300,000	Altera Corp.	6,192,000	20.64	2.08%
150,000	Kinetic Concepts Inc.	6,175,500	41.17	2.07%
125,000	Automatic Data Processing Inc.	5,710,000	45.68	1.92%
315,000	Connetics Corp.	5,332,950	16.93	1.79%
200,000	Xilinx Inc.	5,092,000	25.46	1.71%
113,000	Cherokee Inc.	4,550,510	40.27	1.53%
50,000	International Business Machines Corp.	4,123,500	82.47	1.39%
100,000	The J.M. Smucker Co.	3,970,000	39.70	1.33%

16        The Parnassus Funds • March 31, 2006

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
650,000	Restoration Hardware Inc.	$3,698,500	$5.69	1.24%
75,000	Pitney Bowes Inc.	3,219,750	42.93	1.08%
80,000	McCormick & Co. Inc.	2,708,800	33.86	0.91%
350,000	Ciena Corp.	1,823,500	5.21	0.61%
20,000	CDW Corp.	1,177,000	58.85	0.40%
100,000	Emdeon Corp.	1,080,000	10.80	0.36%
25,000	Home Depot Inc.	1,057,500	42.30	0.36%
175,000	Adaptec Inc.	967,750	5.53	0.33%
50,000	Applied Materials Inc.	875,500	17.51	0.29%
40,000	Health Management Associates Inc.	862,800	21.57	0.29%

	Total common stocks	$297,713,050		100.00%
	Short-term investments and other assets and liabilities	$2,614,242

	Total Net Assets	$300,327,292

	Net Asset Value as of March 31, 2006	$34.08

The Parnassus Funds • March 31, 2006        17

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of March 31, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
2,100	Affymetrix Inc.	$69,153	$32.93	5.95%
900	3M Co.	68,121	75.69	5.86%
3,900	Symantec Corp.	65,637	16.83	5.65%
1,100	Johnson & Johnson	65,142	59.22	5.61%
1,600	eBay Inc.	62,400	39.00	5.37%
3,200	Intel Corp.	62,272	19.46	5.36%
2,800	Cisco Systems Inc.	60,676	21.67	5.22%
1,500	The J.M. Smucker Co.	59,550	39.70	5.12%
1,500	Bed Bath & Beyond Inc.	57,600	38.40	4.96%
3,000	The Gap Inc.	56,040	18.68	4.82%
2,400	Nokia Corp (ADR)	49,728	20.72	4.28%
1,600	WD-40 Co.	49,360	30.85	4.25%
1,800	Pfizer Inc.	44,856	24.92	3.86%
1,700	Xilinx Inc.	43,282	25.46	3.72%
700	CDW Corp.	41,195	58.85	3.55%
600	Canon Inc. (ADR)	39,630	66.05	3.41%
1,100	Plantronics Inc.	38,973	35.43	3.35%
700	American Express Co.	36,785	52.55	3.17%
700	Harley-Davidson Inc.	36,316	51.88	3.13%
400	Nike Inc.	34,040	85.10	2.93%
800	Baldor Electric Co.	27,096	33.87	2.33%
300	Amgen Inc.	21,825	72.75	1.88%
200	International Business Machines Corp.	16,494	82.47	1.42%
400	SEI Investments Co.	16,212	40.53	1.40%
200	AFLAC Inc.	9,026	45.13	0.78%
200	Herman Miller Inc.	6,482	32.41	0.56%
100	Costco Wholesale Corp.	5,416	54.16	0.47%
100	Graco Inc.	4,543	45.43	0.39%
100	First Horizon National Corp.	4,165	41.65	0.36%
100	Timberland Co.	3,423	34.23	0.29%
100	Texas Instruments Inc.	3,247	32.47	0.28%
100	Avon Products Inc.	3,117	31.17	0.27%

	Total common stocks	$1,161,802		100.00%
	Short-term investments and other assets and liabilities	$101,237

	Total Net Assets	$1,263,039

	Net Asset Value as of March 31, 2006	$16.31

18        The Parnassus Funds • March 31, 2006

THE PARNASS SMALL-CAP FUND

Summary Portfolio as of March 31, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
2,500	J2 Global Communications Inc.	$117,500	$47.00	6.89%
3,000	Affymetrix Inc.	98,790	32.93	5.79%
18,000	Ciena Corp.	93,780	5.21	5.50%
2,300	The J.M. Smucker Co.	91,310	39.70	5.36%
1,800	Cymer Inc.	81,792	45.44	4.80%
2,700	K-Swiss Inc.	81,378	30.14	4.77%
1,800	Cherokee Inc.	72,486	40.27	4.25%
3,700	Applied Films Corp.	71,891	19.43	4.22%
2,000	Plantronics Inc.	70,860	35.43	4.16%
1,700	Kinetic Concepts Inc.	69,989	41.17	4.11%
4,700	Integrated Device Technology Inc.	69,842	14.86	4.10%
9,000	Credence Systems Corp.	66,060	7.34	3.87%
2,800	Petco Animal Supplies Inc.	65,996	23.57	3.87%
2,800	Tower Group Inc.	64,680	23.10	3.79%
4,500	Exar Corp.	64,260	14.28	3.77%
2,000	Invacare Corp.	62,120	31.06	3.64%
3,000	Connetics Corp.	50,790	16.93	2.98%
1,600	WD-40 Co.	49,360	30.85	2.89%
3,200	Agere Systems Inc.	48,128	15.04	2.82%
2,300	Radisys Corp.	45,655	19.85	2.68%
8,000	Restoration Hardware Inc.	45,520	5.69	2.67%
3,000	Emdeon Corp.	32,400	10.80	1.90%
1,000	Borders Group Inc.	25,240	25.24	1.48%
500	Graco Inc.	22,715	45.43	1.33%
1,000	Wolverine World Wide Inc.	22,130	22.13	1.30%
5,000	Sanmina-SCI Corp.	20,500	4.10	1.20%
4,000	3Com Co.	20,480	5.12	1.20%
3,500	Adaptec Inc.	19,355	5.53	1.13%
800	Convergys Corp.	14,568	18.21	0.85%
3,000	JDS Uniphase Corp.	12,510	4.17	0.73%
300	Dow Jones & Co., Inc.	11,790	39.30	0.69%
400	Cytyc Corp.	11,272	28.18	0.66%
500	Brooks Automation Inc.	7,120	14.24	0.42%
500	Calgon Carbon Corp.	3,075	6.15	0.18%

	Total common stocks	$1,705,342		100.00%
	Short-term investments and other assets and liabilities	$243,442

	Total Net Assets	$1,948,784

	Net Asset Value as of March 31, 2006	$17.78

The Parnassus Funds • March 31, 2006        19

THE PARNASSUS MID-CAP FUND

Summary Portfolio as of March 31, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
700	Invitrogen Corp.	$49,091	$70.13	6.50%
900	J2 Global Communications Inc.	42,300	47.00	5.60%
2,500	Symantec Corp.	42,075	16.83	5.57%
1,000	Kinetic Concepts Inc.	41,170	41.17	5.45%
1,000	St. Jude Medical Inc.	41,000	41.00	5.43%
900	Pitney Bowes Inc.	38,637	42.93	5.11%
1,000	Bed Bath & Beyond Inc.	38,400	38.40	5.08%
1,800	Altera Corp.	37,152	20.64	4.92%
8,500	JDS Uniphase Corp.	35,445	4.17	4.69%
1,000	Plantronics Inc.	35,430	35.43	4.69%
1,000	McCormick & Co. Inc.	33,860	33.86	4.48%
800	Liz Claiborne Inc.	32,784	40.98	4.34%
1,700	The Gap Inc.	31,756	18.68	4.20%
1,300	Foot Locker Inc.	31,044	23.88	4.11%
700	Waters Corp.	30,205	43.15	4.00%
2,000	Exar Corp.	28,560	14.28	3.78%
1,100	Xilinx Inc.	28,006	25.46	3.71%
1,000	Health Management Associates Inc.	21,570	21.57	2.86%
700	TJX Companies Inc.	17,374	24.82	2.30%
400	Dow Jones & Co., Inc.	15,720	39.30	2.08%
300	SEI Investments Co.	12,159	40.53	1.61%
400	Limited Brands Inc.	9,784	24.46	1.30%
300	Masco Corp.	9,747	32.49	1.29%
300	ADC Telecommunications Inc.	7,677	25.59	1.02%
100	Sigma-Aldrich Corp.	6,579	65.79	0.87%
100	Gannett Co.	5,992	59.92	0.79%
100	Laboratory Corp. of America Holdings	5,848	58.48	0.77%
100	WR Berkley Corp.	5,806	58.06	0.77%
200	Mattel Inc.	3,626	18.13	0.48%
100	HCC Insurance Holdings Inc.	3,480	34.80	0.46%

20        The Parnassus Funds • March 31, 2006

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Long-term Investments
100	Ross Stores Inc.	2,919	29.19	0.39%
100	Tribune Co.	2,743	27.43	0.36%
100	Family Dollar Stores	2,660	26.60	0.35%
100	Charles Schwab Corp.	1,721	17.21	0.23%
400	Sanmina-SCI Corp.	1,640	4.10	0.22%
100	Micron Technology Inc.	1,472	14.72	0.19%

	Total common stocks	$755,432		100.00%

	Short-term investments and other assets and liabilities	$81,416

	Total Net Assets	$836,848

	Net Asset Value as of March 31, 2006	$16.58

The Parnassus Funds • March 31, 2006        21